Fidelity®

Real Estate High Income Fund II

Annual Report

December 31, 2001

(2_fidelity_logos)(registered trademark)

REHIFII-ANN-0202 154301
1.736070.102

Contents

Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on the fund, including charges and expenses, call Jeff Gandel at 617-563-6414 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Real Estate High Income II	8.43%	49.69%	63.94%
ML High Yield Master	6.21%	21.39%	26.29%
NAREIT Index	15.50%	31.21%	n/a*
Real Estate Funds Average	8.81%	34.76%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 27, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Merrill Lynch High Yield Master Index - a market value-weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare the fund's returns to the performance of the National Association of Real Estate Investment Trusts (NAREIT) Index - a market capitalization-weighted index that tracks the common shares of all tax-qualified Real Estate Investment Trusts listed on the New York Stock Exchange, American Stock Exchange, and NASDAQ. To measure how the fund's performance stacked up against its peers, you can compare it to the real estate funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 146 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Real Estate High Income II	8.43%	8.40%	9.85%
ML High Yield Master	6.21%	3.95%	4.53%
NAREIT Index	15.50%	5.58%	n/a*
Real Estate Funds Average	8.81%	6.08%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

$100,000 Over Life of Fund

$100,000 Over Life of Fund: Let's say hypothetically that $100,000 was invested in Fidelity Real Estate High Income Fund II on September 27, 1996, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $163,936 - a 63.94% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends reinvested, the same $100,000 investment would have grown to $126,291 - a 26.29% increase.

The $100,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

Annual Report

Fund Talk: The Manager's Overview

An interview with Mark Snyderman, Portfolio Manager of Fidelity Real Estate High Income Fund II

Q. How did the fund perform, Mark?

A. For the 12-month period that ended December 31, 2001, the fund returned 8.43%. During the same period, the NAREIT Index, maintained by the National Association of Real Estate Investment Trusts, returned 15.50%, while the real estate funds average tracked by Lipper Inc. returned 8.81%. The fund outpaced the Merrill Lynch High Yield Master Index, a broad measure of the high-yield bond market, which returned 6.21%.

Q. What factors caused the fund to lag the NAREIT Index, but perform better when compared to the Lipper peer group average and Merrill Lynch index during the past year?

A. As the period progressed and the economy slowed, I made the decision to own more higher-quality real estate stocks, meaning those with solid balance sheets and strong growth prospects, while reducing the fund's exposure to more-leveraged, higher-yielding securities. I felt the risks associated with owning stocks in this latter area were likely to increase given the economic uncertainty at hand, and investors would become more averse to owning them. That outcome failed to materialize, however. In fact, the reverse occurred. Strengthened demand for lower-quality, higher-yielding stocks helped them outperform more quality names, causing the disparity in the fund's performance relative to the NAREIT Index. This surprised me because historically, when the U.S. economy weakens, investors are willing to spend a little more for higher-quality stocks. The fund's peer group appeared to have a similar strategy to mine, based on its comparable performance to the fund. Overall, the fund's return was superior to many other areas of the equity market, as well as the corporate bonds that make up the Merrill Lynch High Yield Master Index. I believe the favorable valuations and higher dividend yields offered by real estate stocks are the reasons investors found them generally more attractive than other securities.

Q. Why did investors prefer higher-yielding real estate stocks during the period?

A. The money that flowed into real estate equities during the past year came primarily from individual investors seeking the relatively strong dividend yield that these securities typically offer. Lower short-term interest rates helped significantly reduce the yield on the 10-year Treasury bond below 5%, making the 8%-10% dividend yield provided by the riskier, higher-yielding real estate investment trusts look very attractive. There was very little new institutional money flow to real estate stocks. Had institutional inflows remained on par with historical trend averages, I suspect institutional money managers would have favored higher-quality, large-cap real estate stocks for the same reason I did.

Q. What were the other key components to your investment strategy?

A. I continued to own a subset of stocks that I classify as special situations, or those that have been unfairly punished and have what I believe to be some catalyst for a recovery in their share prices. Additionally, since I became a little less optimistic about a near-term recovery in the economy, I shifted a percentage of the fund into more defensive positions within the broader group of better-quality companies. More specifically, I increased our overweighting in both apartment and industrial real estate investment trusts (REITs) that are less likely to be hurt by a sustained economic recession. At the same time, I decreased the fund's holdings in a number of areas closely tied to the health of the economy, such as hotel and office stocks.

Q. What specific holdings helped boost performance? Which disappointed?

A. Investors reacted positively to Taubman Centers, a developer and operator of shopping centers, which opened a few new developments. Capstead Mortgage, a mortgage REIT, saw an increase in operating income due to the sharp reduction in interest rates. On the down side, Golf Trust of America, an owner of upscale golf courses, suffered from an overcapacity of courses in the U.S. and the reduction in the amount of golf played per course. Shares of wireless communications tower owner Pinnacle Holdings were hurt by its significant indebtedness and a Securities and Exchange Commission investigation into its accounting of an acquisition in 1999.

Q. What's your outlook?

A. I believe there is potential for modest returns from real estate stocks in the months ahead. The economic recession has caused rental income growth to decline, which has caused the earnings growth of real estate stocks to decline. However, dividend yields have remained stable and the majority of companies owned by the fund have solid balance sheets. Therefore, I continue to be optimistic that the higher-quality real estate stocks this fund has recently emphasized could perform well relative to lower-quality, higher-yielding issues and the broader market. The case for owning these higher-quality stocks is even more compelling now because they're even cheaper than they were six months ago relative to lower-quality securities.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide high current income by investing primarily in real estate investment trusts and commercial mortgage-backed securities

Start date: September 27, 1996

Size: as of December 31, 2001, more than $231 million

Manager: Mark Snyderman, since inception; joined Fidelity in 1994

Annual Report

Investments December 31, 2001

Showing Percentage of Net Assets

Corporate Bonds - 0.5%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 0.3%
Homebuilding/Real Estate - 0.3%
Pinnacle Holdings, Inc.:
5.5% 9/15/07 (c)	-	$ 15,985,600	$ 719,352
5.5% 9/15/07	-	1,900,000	85,500
			804,852
Nonconvertible Bonds - 0.2%
Hotels - 0.2%
ShoLodge, Inc.:
9.55% 9/1/07	Caa2	80,000	54,800
9.75% 11/1/06	Caa2	515,000	352,775
			407,575
TOTAL CORPORATE BONDS (Cost $11,858,323)			1,212,427
Asset-Backed Securities - 0.2%

Saxon Asset Securities Trust:
8% 12/25/27 (c)	BB	275,655	267,720
8.6% 12/25/27 (c)	B	237,718	219,815
TOTAL ASSET-BACKED SECURITIES (Cost $410,571)			487,535
Collateralized Mortgage Obligations - 0.4%

Private Sponsor - 0.4%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2:
Class 2B, 7.0686% 12/29/25 (c)(d)	Ba3	408,005	195,049
Class 2C, 7.0686% 12/29/25 (c)(d)	B3	2,246,946	783,365
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,121,057)			978,414
Commercial Mortgage Securities - 3.3%

Artesia Mortgage CMBS, Inc. Series 1998-C1:
Class G, 6.9773% 6/25/30 (c)(d)	-	999,248	580,071
Class NR, 6.5293% 6/25/30 (c)(d)	-	1,499,623	303,029

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
BKB Commercial Mortgage Trust weighted average coupon Series 1997-C1:
Class G, 5.191% 4/27/09 (c)(d)	BB	$ 1,375,804	$ 1,334,530
Class H, 3.3704% 10/25/22 (c)(d)	-	1,369,456	342,364
Blaylock Mortgage Capital Corp. Series 1997-A:
Class B5, 6.425% 10/15/03 (c)	B-	250,000	200,000
Class B6, 6.425% 10/15/03 (c)	CCC	250,000	155,600
Class B7, 6.425% 10/15/03 (c)	-	335,000	164,686
CS First Boston Mortgage Securities Corp. Series 2000-FL1:
Class H, 5.0205% 9/15/03 (c)(d)	B2	275,000	253,557
Class J, 0% 9/15/03 (c)(d)	B3	185,000	151,238
Class K, 5.0205% 9/15/03 (c)(d)	-	324,000	123,829
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class F, 8.1368% 4/15/19 (c)(d)	-	919,984	23,000
Series 1998-A Class E, 0% 9/15/20 (c)(d)	BB	1,214,830	24,297
J.P. Morgan Commercial Mortgage Finance Corp. Series 1997-C4 Class NR, 7.38% 12/26/28 (c)	-	4,885,341	1,372,475
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 6.968% 4/25/21 (d)	Caa1	278,858	248,183
Meritor Mortgage Security Corp. Series 1987-1 Class B, 9.4% 2/1/10 (c)(e)	-	12,919,000	989,595
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 6.6% 1/15/03 (c)(d)	-	1,250,000	1,203,609
Structured Mortgage Trust weighted average coupon Series 1997-2:
Class C, 6.8535% 1/30/06 (c)(d)	-	92,993	63,991
Class D, 6.8535% 1/30/06 (c)(d)	-	114,453	66,669
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $10,221,585)			7,600,723
Complex Mortgage Securities - 0.1%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Principal Only - 0.1%
Structured Asset Securities Corp. Series 1996-CFL Class P, 0% 2/25/28 (c)(f) (Cost $232,459)	-	$ 502,954	$ 251,477
Common Stocks - 91.9%
	Shares
Banks and Thrifts - 0.0%
CS First Boston Mortgage Securities Corp. warrants 9/1/03 (a)	781,850	0
Diversified Financial Services - 1.5%
Catellus Development Corp. (a)	92,900	1,709,360
Security Capital Group, Inc. Class B (a)	68,300	1,732,771
		3,442,131
Homebuilding/Real Estate - 88.0%
Alexandria Real Estate Equities, Inc.	47,100	1,935,810
AMB Property Corp. (SBI)	292,000	7,592,000
American Land Lease, Inc.	112,100	1,468,510
AMLI Residential Properties Trust (SBI)	24,000	605,280
AMRESCO Capital Trust, Inc.	163,000	215,160
Apartment Investment & Management Co. Class A	498,815	22,810,808
Apex Mortgage Capital, Inc.	80,700	907,875
Archstone-Smith Trust	308,675	8,118,153
Arden Realty, Inc.	194,300	5,148,950
AvalonBay Communities, Inc.	231,837	10,968,208
Boardwalk Equities, Inc.	312,700	2,275,111
Boston Properties, Inc.	97,700	3,712,600
CBL & Associates Properties, Inc.	21,315	671,423
CenterPoint Properties Trust (SBI)	213,600	10,637,280
Chateau Communities, Inc.	54,300	1,623,570
Cousins Properties, Inc.	164,675	4,011,483
Crescent Real Estate Equities Co.	152,500	2,761,775
Duke Realty Corp.	250,200	6,087,366
Eastgroup Properties, Inc.	24,400	562,908
Equity Office Properties Trust	582,211	17,512,907
Equity Residential Properties Trust (SBI)	395,078	11,342,689
Fortress Investment Corp. (c)	225,930	2,795,884
General Growth Properties, Inc.	284,700	11,046,360
Glenborough Realty Trust, Inc.	30,400	589,760
Golf Trust of America, Inc.	319,000	1,480,160
Healthcare Realty Trust, Inc.	96,900	2,713,200
Home Properties of New York, Inc.	262,597	8,298,065
Hospitality Properties Trust (SBI)	134,200	3,958,900
Host Marriott Corp.	55,000	495,000
Insignia Financial Group, Inc. (a)	100,900	1,089,720
Kimco Realty Corp.	132,000	4,315,080
Liberty Property Trust (SBI)	171,400	5,116,290
LNR Property Corp.	14,000	436,520

	Shares	Value (Note 1)
LTC Properties, Inc. (a)	117,500	$ 736,725
Manufactured Home Communities, Inc.	18,000	561,780
Northstar Capital Investment Corp. (a)(c)	85,000	1,200,625
Pacific Gulf Properties, Inc.	150,000	266,235
Philips International Realty Corp.	135,300	339,603
Prentiss Properties Trust (SBI)	19,800	543,510
Price Legacy Corp. (a)	887,844	2,805,587
ProLogis Trust	298,174	6,413,723
Reckson Associates Realty Corp.	34,500	805,920
Regency Centers Corp.	60,000	1,665,000
Simon Property Group, Inc.	144,100	4,226,453
Sun Communities, Inc.	163,200	6,079,200
Taubman Centers, Inc.	142,400	2,114,640
Trammell Crow Co. (a)	20,000	234,000
Ventas, Inc.	67,600	777,400
Vornado Operating Co. (a)	27,100	13,550
Vornado Realty Trust	268,300	11,161,280
		203,250,036
Hotels - 0.6%
MeriStar Hotels & Resorts, Inc. (a)	702,900	485,001
Starwood Hotels & Resorts Worldwide, Inc. unit	26,050	777,593
Wyndham International, Inc. Class A (a)	4,600	2,576
		1,265,170
Services - 1.7%
Public Storage, Inc.	119,500	3,991,300
Telecommunications - 0.1%
SpectraSite Holdings, Inc. (a)	68,100	244,479
TOTAL COMMON STOCKS (Cost $181,680,363)		212,193,116
Cash Equivalents - 3.0%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.62%, dated 12/31/01 due 1/2/02 (Cost $6,986,000)	$ 6,986,630	6,986,000
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $212,510,358)	229,709,692
NET OTHER ASSETS - 0.6%	1,297,985
NET ASSETS - 100%	$ 231,007,677
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $13,785,827 or 6.0% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Partial interest payment received on the last interest payment date.
(f) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $60,599,089 and $257,491,278, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,365 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $209,350,851. Net unrealized appreciation aggregated $20,358,841, of which $45,614,863 related to appreciated investment securities and $25,256,022 related to depreciated investment securities.

The fund hereby designates approximately $3,860,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including repurchase agreements of $6,986,000) (cost $212,510,358) - See accompanying schedule		$ 229,709,692
Cash		21,939
Receivable for investments sold		117,393
Dividends receivable		913,728
Interest receivable		459,734
Total assets		231,222,486
Liabilities
Distributions payable	$ 6,357
Accrued management fee	142,210
Other payables and accrued expenses	66,242
Total liabilities		214,809
Net Assets		$ 231,007,677
Net Assets consist of:
Paid in capital		$ 208,125,719
Undistributed net investment income		2,217,907
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,464,717
Net unrealized appreciation (depreciation) on investments		17,199,334
Net Assets, for 20,766,149 shares outstanding		$ 231,007,677
Net Asset Value, offering price and redemption price per share ($231,007,677 ÷ 20,766,149 shares)		$11.12

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 11,497,486
Interest		6,902,206
Total income		18,399,692
Expenses
Management fee	$ 2,365,451
Transfer agent fees	47,819
Accounting fees and expenses	163,265
Non-interested trustees' compensation	1,169
Custodian fees and expenses	20,225
Registration fees	1,512
Audit	52,874
Legal	34,125
Miscellaneous	1,616
Total expenses before reductions	2,688,056
Expense reductions	(132,302)	2,555,754
Net investment income		15,843,938
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	27,420,882
Foreign currency transactions	(1,797)	27,419,085
Change in net unrealized appreciation (depreciation) on:
Investment securities	(17,704,544)
Assets and liabilities in foreign currencies	(102)	(17,704,646)
Net gain (loss)		9,714,439
Net increase (decrease) in net assets resulting from operations		$ 25,558,377

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 15,843,938	$ 25,030,967
Net realized gain (loss)	27,419,085	(1,324,513)
Change in net unrealized appreciation (depreciation)	(17,704,646)	60,837,287
Net increase (decrease) in net assets resulting from operations	25,558,377	84,543,741
Distributions to shareholders From net investment income	(14,345,006)	(27,248,445)
From net realized gain	(3,859,771)	-
Total distributions	(18,204,777)	(27,248,445)
Share transactions Net proceeds from sales of shares	17,081,824	36,300,085
Reinvestment of distributions	17,110,821	13,851,170
Cost of shares redeemed	(229,461,728)	(10,164,000)
Net increase (decrease) in net assets resulting from share transactions	(195,269,083)	39,987,255
Total increase (decrease) in net assets	(187,915,483)	97,282,551
Net Assets
Beginning of period	418,923,160	321,640,609
End of period (including under (over) distribution of net investment income of $2,217,907 and $(164,733), respectively)	$ 231,007,677	$ 418,923,160
Other Information Shares
Sold	1,530,975	3,381,008
Issued in reinvestment of distributions	1,536,361	1,250,039
Redeemed	(20,013,785)	(1,034,131)
Net increase (decrease)	(16,946,449)	3,596,916

Financial Highlights

	Years ended December 31,
Selected Per-Share Data	2001	2000	1999	1998	1997
Net asset value, beginning of period	$ 11.110	$ 9.430	$ 10.120	$ 12.380	$ 10.730
Income from Investment Operations Net investment income B	.559 E	.719 C	.761	.786	.823
Net realized and unrealized gain (loss)	.363 E	1.710	(.806)	(2.454)	2.073
Total from investment operations	.922	2.429	(.045)	(1.668)	2.896
Less Distributions
From net investment income	(.712)	(.749)	(.645)	(.592)	(.721)
In excess of net investment income	-	-	-	-	(.085)
From net realized gain	(.200)	-	-	-	(.440)
Total distributions	(.912)	(.749)	(.645)	(.592)	(1.246)
Net asset value, end of period	$ 11.120	$ 11.110	$ 9.430	$ 10.120	$ 12.380
Total Return A	8.43%	25.83%	(.46)%	(13.66)%	27.67%
Ratios to Average Net Assets D
Expenses before expense reductions	.83%	.85%	.85%	.89%	.97%
Expenses net of voluntary waivers, if any	.83%	.85%	.85%	.89%	.97%
Expenses net of all reductions	.79%	.83%	.79%	.83%	.94%
Net investment income	4.87% E	6.83%	7.57%	7.08%	6.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 231,008	$ 418,923	$ 321,641	$ 192,471	$ 109,785
Portfolio turnover rate	19%	31%	41%	65%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Investment income per share reflects a special dividend which amounted to $.07 per share. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.071 and decrease net realized and unrealized gain (loss) per share by $.071. Without this change the ratio of net investment income to average net assets would have been 4.26%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Fidelity Real Estate High Income II (the fund) is a fund of Fidelity Covington Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, undistributed net income and undistributed gain on a tax basis were as follows:

Undistributed ordinary income	$ 677,656
Undistributed long-term capital gains	$ 2,309,884

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 14,345,006
Long-term capital gains	3,859,771
$ 18,204,777

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $3,081,465 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

The effect of this change during the period, was to increase net investment income by $2,002,678; decrease net unrealized appreciation/depreciation by $1,684,199; and decrease net realized gain (loss) by $318,479. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .60% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .01% of average net assets.

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Certain security trades were directed to brokers who paid $124,472 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $5,435 and $2,395, respectively.

7. Other Information.

At the end of the period, FMR or its affiliates held 54% of the total outstanding shares of the fund and two unaffiliated shareholders held 46% of the total outstanding shares of the fund.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Covington Trust and the Shareholders of Fidelity Real Estate High Income II Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate High Income II Fund (a fund of Fidelity Covington Trust) at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Real Estate High Income II Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 8, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity (collect) at 1-617-563-6414.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1995

President of Real Estate High Income II. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Real Estate High Income II (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1995

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1995

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1995

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1995

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1995

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Fidelity Covington Trust. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Robert A. Lawrence (49)

Year of Election or Appointment: 1996

Vice President of Real Estate High Income II. Mr. Lawrence serves as Vice President of certain High Income Bond Funds (2000), Vice President of Fidelity Real Estate High Income Fund, Vice President of certain Equity Funds (1997), and Senior Vice President of FMR Co., Inc. (2001) and FMR.

Mark P. Snyderman (44)

Year of Election or Appointment: 1996

Vice President of Real Estate High Income II and another fund advised by FMR. Since joining Fidelity in 1994, Mr. Snyderman has served as an investment officer for commercial mortgage-backed securities in the real estate group.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Real Estate High Income II. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of Real Estate High Income II. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of Real Estate High Income II. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1996 Assistant Treasurer of Real Estate High Income II. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Real Estate High Income II. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of Real Estate High Income II. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Real Estate High Income Fund II voted to pay on February 11, 2002, to shareholders of record at the opening of business on February 8, 2002, a distribution of $.15 per share derived from capital gains realized from sales of portfolio securities.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research Company (U.K.) Inc.

Fidelity Management & Research Company (Far East) Inc.

Fidelity Investment Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY